INFORMATION STATEMENT
                                       OF
                             GENERAL COMPONENTS INC.
                       SUITE 2021, 20/F, TWO PACIFIC PLACE
                             88 QUEENSWAY, HONG KONG

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                           OF GENERAL COMPONENTS INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

      This Information Statement is being mailed or furnished to the stockholders of General Components Inc., a Nevada corporation (the "Company"), in connection with the previous approval by unanimous written consent on September 13, 2004, of the Company's Board of Directors of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on September 13, 2004 of holders entitled to vote a majority of the aggregate shares of common stock par value $0.001 per share (the "Common Stock") of the Company representing 54.5% of the aggregate shares of Common Stock of the Company entitled to vote. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

      This Information Statement is first being mailed or furnished to the stockholders of the Company on or about September 24, 2004, and the transaction described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS

         The following corporate action was authorized by unanimous written consent of the Board of Directors of the Company on September 24, 2004, a copy of which is attached hereto as Exhibit A, and subsequently approved by written consent of holders entitled to vote a majority of the Common Stock on September 24, 2004, which is attached hereto as Exhibit B:

      1. The approval of an amendment to the Company's Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company to be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

      The reasons for, and general effect of, the Amendment to the Articles of Incorporation to AUTHORIZE FOR ISSUANCE BLANK CHECK PREFERRED STOCK OF THE COMPANY is described in "ACTION 1 - AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE SHARES OF PREFERRED STOCK OF THE COMPANY." A form of the Amendment is attached hereto as Exhibit C.

      The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company's Common Stock.

                                     GENERAL

      The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

      As of September 23, 2004, there were 25,000,000 outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, as of September 23, 2004, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of Common Stock, and by all officers and directors as a group.

              Name and Address of                Number of shares of Common Stock
             Beneficial Owner (1)                            Owned (2)                Percentage of Voting Rights
-------------------------------------------      --------------------------------     ---------------------------
Simon Mu                                                      5,399,818                          21.6%

Lotus Liberator Fund                                          2,644,809                          10.6%

Dan Zheng Lee                                                 2,314,208                           9.3%

Bruce Cole                                                    1,542,805                           6.2%

China Enterprise Investments No. 12 Limited                   1,425,424                           5.7%

Junichi Goto                                                    154,281                           0.6%

Regis Kwong                                                      77,140                           0.3%

Peter Wang                                                       77,140                           0.3%

All officers and directors as a group (5
persons)                                                      7,251,184                          29.0%

----------

(1) Unless otherwise noted, the address of the beneficial owner is c/o General Components Inc., Suite 2021, 20/F, Two Pacific Place, 88 Queensway, Hong Kong.

(2) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS

      The following action has been approved by the written consent of holders entitled to vote a majority of the aggregate shares of Common Stock of the
Company:

                                    ACTION 1

                              AMENDMENT TO ARTICLES
                      OF INCORPORATION TO AUTHORIZE SHARES
                        OF PREFERRED STOCK OF THE COMPANY

      The board of directors adopted a resolution, by unanimous written consent, to amend the Company's Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company for issuance. The amendment (the "Amendment") to the Company's Articles of Incorporation in the form attached hereto as Exhibit C, authorizes 10,000,000 shares of Preferred Stock of the Company. Paragraph FOURTH of the Company's Articles of Incorporation will be deleted in its entirety and in lieu thereof the following language shall be inserted:

            "FOURTH: That the total number of shares of authorized capital stock that may be issued by the Corporation is THIRTY-FIVE MILLION (35,000,000), of which TWENTY-FIVE MILLION (25,000,000) shares is Common Stock, par value of $0.001 and TEN MILLION (10,000,000) shares is Preferred Stock, par value $0.001. The Corporation may issue such shares of Preferred Stock from time to time in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series."

      The Company is authorizing shares of Preferred Stock in connection with a recapitalization of the Company, pursuant to which certain stockholders owning 20,000,000 shares of the Company's Common Stock shall have their shares of Common Stock and rights to any dividends declared with respect to such shares exchanged into 10,000,000 shares of Company Preferred Stock. The exchange ratio is one (1) share of Company Preferred Stock for every two (2) shares of Company Common Stock. The stockholders of the newly exchanged Company Preferred Stock will have the same rights and preferences with respect to voting, conversion and dividends as they did as holders of the Company's Common Stock.

      The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

                                       By Order of the Board of Directors

                                       BRUCE COLE
                                       Secretary

Dated:   October 4, 2004
         Hong Kong, China

                                    EXHIBIT A

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                             GENERAL COMPONENTS INC.

      The undersigned, constituting all of the members of the board of directors (the "Board") of General Components Inc., a Nevada corporation (the "Company"), adopt the following resolutions by unanimous written consent in lieu of a meeting, pursuant to Section 78.315 of the Nevada Revised Statutes:

            RESOLVED, that an amendment to the Company's Articles of Incorporation to authorize a class of preferred stock, par value $0.001 consisting of 10,000,000 shares in substantially the form attached hereto as Exhibit A, is hereby approved;

            RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to execute and file with the Secretary of State of Nevada, any and all such certificates, amendments, instruments and documents, in the name of, and on behalf of, the Company, with such changes thereto as any officer may approve, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

      IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the ______ day of September, 2004.



                                       -----------------------------------------
                                       Simon Mu


                                       -----------------------------------------
                                       Bruce Cole


                                       -----------------------------------------
                                       Junichi Goto


                                       -----------------------------------------
                                       Regis Kwong


                                       -----------------------------------------
                                       Peter Wang

                                    EXHIBIT B

                         WRITTEN CONSENT OF THE MAJORITY
                             OF THE STOCKHOLDERS OF
                             GENERAL COMPONENTS INC.

      The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $0.001 per share (the "Common Stock") of General Components Inc., a Nevada corporation (the "Company") of the Company, hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes:

            RESOLVED, that an amendment to the Company's Articles of Incorporation to authorize a class of preferred stock, par value $0.001 consisting of 10,000,000 in substantially the form attached hereto as Exhibit A, is hereby approved.

      IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by written consent as of the _____ day of September, 2004.



                                     -------------------------------------------
                                     Simon Mu


                                     -------------------------------------------
                                     Dan Zheng Lee


                                     -------------------------------------------
                                     Bruce Cole


                                     -------------------------------------------
                                     Lotus Liberator Fund


                                     -------------------------------------------
                                     By:
                                     Title

                                     China Enterprise Investments No. 12 Limited


                                     -------------------------------------------
                                     By:
                                     Title

                                    EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 -AFTER ISSUANCE OF STOCK)

      1. Name of corporation: General Components Inc. (the "Corporation")

      2. Paragraph FOURTH of the articles has been amended in its entirety to read as follows:

            "FOURTH: That the total number of shares of authorized capital stock that may be issued by the Corporation is THIRTY-FIVE MILLION (35,000,000), of which TWENTY-FIVE MILLION (25,000,000) shares is Common Stock, par value of $0.001 and TEN MILLION (10,000,000) shares is Preferred Stock, par value $0.001. The Corporation may issue such shares from time to time in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series."

      3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is: 53.3%.

      4. Officer Signature: /s/Simon Mu
                            -----------